                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: NOVEMBER      YEAR: 2001

               MONTH                     7/16/01-8/31/01      9/30/01       10/31/01      11/30/01
--------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $ 1,688,935     $  1,122,478   $  1,076,560   $1,116,391  $--   $--
INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $ 1,252,362     $    884,743   $    786,631   $  819,067  $--   $--
NET INCOME (LOSS) (MOR-6)                  $   282,441     $    162,907   $    140,457   $  154,684  $--   $--
PAYMENTS TO INSIDERS (MOR-9)               $        --     $         --   $         --   $       --  $--   $--
PAYMENTS TO PROFESSIONALS (MOR-9)          $        --     $         --   $         --   $       --  $--   $--
TOTAL DISBURSEMENTS (MOR-7)                $22,340,404     $  1,289,890   $  2,681,498   $3,848,954  $--   $--

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 3 of 13
                                                                        12/19/01




                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

  1   Workers Compensation          Statutory - $1,000,000 Employers       American Guar.          1 year       7/1/02
                                    Liability.                             Zurich US
                                    Ded. $250,000 per accident.

  2   Automobile Liability          $2,000,000 ea. occurrence.             American Guar.          1 year       7/1/02
                                    Ded. $25,000 per occurrence.           Zurich Amer.

  3   Excess Liability              $5,000,000 ea. occurrence and          Primex, Ltd             1 year       7/1/02
      Excess to $1 Million SIR      aggregate. Excess $1,000,000 GL
                                    $2,000,000 AL.

  4   Excess Liability              $20,000,000 ea. loss and aggregate.    Primex, Ltd.            1 year       7/1/02
                                                                           (Reinsured through
                                                                           AIG.)

  5   Excess Liability              $50,000,000 ea. loss and aggregate.    Gerling Global          1 year       7/1/02



  6   Excess Liability              $100,000,000 ea. loss and aggregate.   Lloyd's                 1 year       7/1/02
                                                                           Lore


  7   Excess Liability              $50,000,000                            Zurich                  1 year       7/1/02

  8   Excess Liability              $50,000,000                            AIG                     1 year       7/1/02

NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

  1   Workers Compensation          Total annual         $195,653 - Audit at (AFCO) expiration.
                                    remuneration         Plus all losses within deductible.


  2   Automobile Liability          Number of vehicles   $92,955 (AFCO)
                                    owned and leased

  3   Excess Liability              Annual revenues and  $451,090 Annual - Half on 7/1/01; 1/2 on
      Excess to $1 Million SIR      remuneration         1/1/02.


  4   Excess Liability              Included             Included



  5   Excess Liability              Flat charge - based  $295,000
                                    on exposures and
                                    risk potential

  6   Excess Liability              Flat charge - based  $241,886
                                    on exposures and

  7   Excess Liability              Flat charge          $109,210

  8   Excess Liability              Flat Charge          $80,938

                                                                    Page 4 of 13
                                                                        12/19/01


NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

  9   Excess Liability              $50,000,000                            Starr Excess            1 year       7/1/02

 10   Marine Terminal Operators     $50,000,000 ea. occurrence.            New Hampshire Ins.      1 year       7/1/02
      Liability and Charterer's     Ded. $25,000 per occurrence $100,000   Co. thru Marsh London
      Legal Liability               pollution per occurrence.

 11   Excess Marine Liability       $24,000,000 excess of MTO, CLL, P&L    XL Specialty            1 year       7/1/02
                                                                           Brockbank & Liberty
                                                                           Und.

 12   Excess Marine Liability       $25,000,000 excess $24,000,000         XL Specialty            1 year       7/1/02
                                                                           Brockbank & N.Y.
                                                                           Marine Gen. Ins.

 13   Property Damage, Business     $ Total insured values combined        Munich Re: et. al.      1 year       8/1/02
      Interruption and Boiler &     all-risk. Sublimits: Flood - $100
      Machinery                     mil., Earthquake - $100 mil., $10 mil
                                    extra expense. Ded.: Petrochem
                                    $1,000,000 PD, 10 day - BI. Pulp &
                                    Fibers - $1 mil. PD/BI.

 14   Directors & Officers          $15,000,000 each loss and each policy  National Union          1 year      8/21/02
      Liability                     year. Ded. $1,000,000 Corp. Reimb.     Indemnity

 15   Excess Directors & Officers   $10,000,000 excess of Primary D&O      Hartford                1 year      8/21/02
      Liability

 16   Directors & Officers          $10,000,000                            XL Specialty Ins. Co.   1 year      8/21/02
      Liability

NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

  9   Excess Liability              Flat Charge          $62,500

 10   Marine Terminal Operators     Based on volume      $27,000 (AFCO) Min. premium & deposit.
      Liability and Charterer's     throughput and no.
      Legal Liability               chartered vessels.

 11   Excess Marine Liability       Volume thru put &    $57,375
                                    vessels docked.


 12   Excess Marine Liability       Flat                 $21,250



 13   Property Damage, Business     Property Values -     Annual - Financed through AFCO. $4.0M
      Interruption and Boiler &     PD Income values -   (est.)
      Machinery                     BI PML, fire
                                    protection
                                    available; many
                                    other factors.

 14   Directors & Officers          Various              $316,000 (15 mos.)
      Liability

 15   Excess Directors & Officers   Various              $223,700 (15 mos.)
      Liability

 16   Directors & Officers          Various              $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 13
                                                                        12/19/01




NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

 17   Employee Dishonesty &         $5,000,000 each Insuring Agreement.    Texas Pacific           1 year      10/1/02
      Depositor's Forgery           Ded. $50,000.                          Chubb

 18   Hull & Machinery and          Barge Hull Value (M-25 = $1,500,000)   Zurich-American         1 year       7/1/02
      Protection & Indemnity        Ded. $5,000 per loss. $1,000,000 P&I   Insurance Co.

 19   Pollution Insurance           Section A - $250,000 Section B -       Water Quality           1 year       7/1/02
                                    $5,000,000 CERCLA - $5,000,000         Insurance Syndicate

 20   Marine and Railroad Cargo     $12,000,000 any one vessel $1,000,000  Mutual Marine           1 year     Continuing
                                    any one barge $1,000,000 any one rail
                                    ship. $100,000 any one truck

 21   Duty Drawback Bond            $1,000,000                             Washington              1 year     Continuing
                                                                           International

 22   Fiduciary                     $10,000,000 Ded. $250,000 per          National Union          1 year      8/21/02
                                    occurrence

 23   Environmental                 $4,000,000 per loss $8,000,000         ECS (Indian Harbor)     1 year      1/15/02
      Impairment Liability          aggregate
      (Petrochem & Fibers)

 24   Closure/Post Closure Bonds -  $1,995,222 Combined                    Underwriters            1 year      Continuous
      Petrochem                                                            Indemnity



NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

 17   Employee Dishonesty &         Various              $14,450
      Depositor's Forgery

 18   Hull & Machinery and          Hull & Machinery     $29,378 (AFCO)
      Protection & Indemnity        values

 19   Pollution Insurance           Hull gross           $4,258 (AFCO)
                                    registered tonnage

 20   Marine and Railroad Cargo     Declared shipment    $40,000 Annual Approx.
                                    values


 21   Duty Drawback Bond            Limit                $2,875


 22   Fiduciary                     Various              $22,000 - Financed through Imperial.


 23   Environmental                 Loss Potential       $106,200 - Financed through AFCO.
      Impairment Liability
      (Petrochem & Fibers)

 24   Closure/Post Closure Bonds -  Estimated            $40,610
      Petrochem                     Closure/Post
                                    Closure Costs

      ANNUAL TOTAL:                                             $3,459,260 *

*Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED NOVEMBER 30, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     723                $     528              $       -                 $     214
        Trade accounts receivable, net              -                   44,237                     61                     3,078
        Other Receivables                           -                    1,930                      -                         -
        Due from affiliates                       652                   20,751                 12,018                     4,040
        Inventories                                 -                   28,780                      -                     8,864
        Prepaid expenses                           29                    4,106                      -                         -
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,404                  100,332                 12,079                    16,196

Property, plant and equipment, net                  -                  124,854                  3,200                     6,215
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,106                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                    7,337                   23,848                      -                     1,380
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,801                $ 345,269              $  20,385                 $  23,791
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  63                  115,891                  1,175                     5,766
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   24,750                      -                     6,235
        Unsecured debt                        193,006                  277,725                  1,110                    71,225
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,861                  (16,017)                     -                    16,012
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (233,134)                     -                     9,339
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,497)                 (37,507)                 2,766                    (4,571)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (3)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (177,129)                (483,207)                18,100                  (133,161)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (177,129)                (485,744)                18,100                  (133,161)

TOTAL LIABILITIES AND EQUITY                $  43,801                $ 345,269              $  20,385                 $  23,791
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $       9             $       -                 $       -
        Trade accounts receivable, net             -                     2,454                   902                     4,668
        Other Receivables                          -                     4,367                     -                         -
        Due from affiliates                    2,801                    49,472                   595                     4,184
        Inventories                                -                         -                   241                     1,610
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,518                    56,302                 1,738                    10,462

Property, plant and equipment, net                 -                         -                     -                    43,632
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,766                 1,846                         -
Other assets                                   2,708                     6,309                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,226                 $ 358,377             $   3,584                 $  54,094
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 26                    19,796                   669                       756
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          398                     7,317                     -                         -
        Unsecured debt                           840                   265,049                   170                    62,478
        Other / Intercompany                       -                     5,519                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     1,845
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (469)                      742                (1,816)                      (76)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 310                    (6,456)                2,745                    (9,140)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       310                    (6,456)                2,745                    (9,140)

TOTAL LIABILITIES AND EQUITY                $  5,226                 $ 358,377             $   3,584                 $  54,094
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,474
        Trade accounts receivable, net              -                 55,400
        Other Receivables                           -                  6,297
        Due from affiliates                   (88,412)                 6,101
        Inventories                                 -                 39,495
        Prepaid expenses                            -                  3,852
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (88,412)               112,619

Property, plant and equipment, net                  -                177,901
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,606
Investments in Subs                          (381,952)                45,455
Other assets                                       (1)                41,581
                                            --------------------------------

TOTAL ASSETS                                $(470,365)             $ 384,162
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (29,937)               114,205
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (6,633)                32,067
        Unsecured debt                       (131,371)               740,232
        Other / Intercompany                 (201,020)                 5,519
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,856
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,530)              (541,249)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (42,428)
        Pension adjustment                          -                   (135)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            --------------------------------
                                              (40,531)              (828,469)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,531)              (831,006)

TOTAL LIABILITIES AND EQUITY                $(470,365)             $ 384,162
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)     Sep-2001        10/31/01         11/30/01        MONTH           MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $       807  $          257  $          467    $        276  $           --  $        --
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE - INSURANCE                     19,409          19,409          19,409          19,409              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              --              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes                                   --              --              --              21              --           --
TOTAL TAXES PAYABLE                      $        --  $           --  $           --    $         21   $          --  $        --
SECURED DEBT POST-PETITION                        --              --              --              --              --           --
ACCRUED INTEREST PAYABLE                          --              --              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --              --              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --             108              70              90              --           --
  2.  Lease Operating Expenses/Capital            --              --              --              --              --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $    20,216  $       19,774  $       19,946    $     19,796   $          --  $        --
====================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      11/30/01
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $114,205   $ 113,972     $      --   $       (2)   $       235   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $114,205   $ 113,972     $      --   $       (2)   $       235   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 44,536    $ 44,536     $     --   $     --   $     --   $     --

        31-60         4,087       4,087           --         --         --         --

        61-90         4,312       4,312           --         --         --         --

        91 +         12,505      12,505           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 65,440    $ 65,440     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING NOVEMBER 30, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       21,898,981    $          179,733    $        1,569,117
TOTAL COST OF REVENUES                                         --            23,037,429               179,733             1,720,230
GROSS PROFIT                                   $               --    $       (1,138,448)   $               --    $         (151,113)
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $               --    $        1,112,322    $               --    $          126,530
  Insiders Compensation                                        --               106,743                    --                    --
  Professional Fees                                            --             1,495,045                    --                    --
  Other (Earnings in Joint Venture)                            --               550,328              (550,328)                   --

TOTAL OPERATING EXPENSE                        $               --    $        3,264,438    $         (550,328)   $          126,530
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $               --    $       (4,402,886)   $          550,328    $         (277,643)
INTEREST EXPENSE (includes amort of debt fees)             (9,797)            2,239,058                    --               614,434
DEPRECIATION                                                   --             1,901,893                    --                47,617
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $           (9,797)   $        4,140,951    $               --    $          662,051
====================================================================================================================================
NET INCOME BEFORE TAXES                        $            9,797    $       (8,543,837)   $          550,328    $         (939,694)
INCOME TAXES                                                   --                    --                28,869                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $            9,797    $       (8,543,837)   $          521,459    $         (939,694)
====================================================================================================================================


                                               STERLING CHEMICALS                            STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.              FIBERS                 INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11         ELIMINATIONS         01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          (83,333)   $        1,116,391   $          285,909
TOTAL COST OF REVENUES                                          --               (83,333)               68,790              463,406
GROSS PROFIT                                    $           83,333    $               --    $        1,047,601   $         (177,497)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            1,533                          $          228,534   $         (103,333)
  Insiders Compensation                                         --                                          --                   --
  Professional Fees                                             --                                          --                   --
  Other (Earnings in Joint Venture)                             --                                          --                   --

TOTAL OPERATING EXPENSE                         $            1,533                          $          228,534   $         (103,333)
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           81,800                          $          819,067   $          (74,164)
INTEREST EXPENSE (includes amort of debt fees)              37,665                                     178,588                   --
DEPRECIATION                                                23,000                                     485,795                   --
OTHER (INCOME) EXPENSES*                                        --                                          --                   --
OTHER ITEMS**                                                   --                                          --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665                          $          664,383   $               --
====================================================================================================================================
NET INCOME BEFORE TAXES                         $           21,135    $               --    $          154,684   $          (74,164)
INCOME TAXES                                                    --                    --                    --                   --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           21,135    $               --    $          154,684   $         (74,164)
====================================================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,729,574   $         (83,333)    $      27,779,705
TOTAL COST OF REVENUES                                       1,683,022             (83,333)           27,069,277
GROSS PROFIT                                        $        1,046,552   $              --     $         710,428
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          608,496   $        (540,833)            1,433,249
  Insiders Compensation                                             --                  --               106,743
  Professional Fees                                                 --                  --             1,495,045
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          608,496   $        (540,833)    $       3,035,037
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          438,056   $         540,833            (2,324,609)
INTEREST EXPENSE (includes amort of debt fees)                      --             540,833             3,600,781
DEPRECIATION                                                   405,074                  --             2,863,379
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          405,074   $         540,833     $       6,464,160
=================================================================================================================
NET INCOME BEFORE TAXES                             $           32,982   $              --     $      (8,788,769)
INCOME TAXES                                                        --                  --                28,869
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           32,982   $              --     $      (8,817,638)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND                                                                                                      FILING TO
   DISBURSEMENTS                                      8/31/2001(1)      9/30/01      10/31/01   11/30/01       MONTH           DATE
------------------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                        $      271,082   $   507,515  $  915,961   $  329,491      $   --   $   271,082
RECEIPTS:
2.  CASH SALES                                     $           --   $        --  $       --   $       --      $   --   $        --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                   2,837,627       961,439   2,094,812      831,076                 6,724,954
4.  LOANS & ADVANCES (attach list)                             --                                                               --
5.  SALE OF ASSETS                                             --                                                               --
6.  OTHER (attach list)                                19,739,210       736,897         216    2,697,409                23,173,732
TOTAL RECEIPTS                                     $   22,576,837   $ 1,698,336  $2,095,028   $3,528,485      $   --   $29,898,685
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                                 N/A           N/A         N/A           N/A        N/A           N/A

DISBURSEMENTS:
7.  NET PAYROLL                                    $           --   $        --  $       --   $        --     $   --   $        --
8.  PAYROLL TAXES PAID                                         --                                                               --
9.  SALES, USE & OTHER TAXES PAID                           1,840        72,245       5,916       46,425                   126,427
10. SECURED/RENTAL/LEASES                                      --                                                               --
11. UTILITIES                                                  --                                                               --
12. INSURANCE                                                  --                                                               --
13. INVENTORY PURCHASES                                        --                                                               --
14. VEHICLE EXPENSES                                           --                                                               --
15. TRAVEL & ENTERTAINMENT                                     --                                                               --
16. REPAIRS, MAINTENANCE & SUPPLIES                            --                                                               --
17. ADMINISTRATIVE & SELLING                               21,145            35      14,940      211,897                   248,017
18. OTHER (attach list)                                22,317,418     1,217,610   2,660,642    3,590,632                29,786,302

TOTAL DISBURSEMENTS FROM OPERATIONS                $   22,340,404   $ 1,289,890  $2,681,498   $3,848,954      $   --   $30,160,746
19. PROFESSIONAL FEES                              $           --   $        --  $       --   $       --      $   --   $        --
20. U.S. TRUSTEE FEES                                          --            --          --           --          --            --
21. OTHER REORGANIZATION EXPENSES (attach list)                --            --          --           --          --            --
TOTAL DISBURSEMENTS                                $   22,340,404   $ 1,289,890  $2,681,498   $3,848,954      $   --   $30,160,746
22. NET CASH FLOW                                  $      236,433   $   408,446  $ (586,470)  $ (320,470)     $   --   $  (262,061)
23. CASH - END OF MONTH (MOR-2)                    $      507,515   $   915,961  $  329,491   $    9,021      $   --   $     9,021

(1) Represents the period 7/17/01 through 8/31/01.

    MOR-7                                 *Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11



   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                 8/31/2001 (1)       9/30/01         10/31/01
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $      1,107      $       185       $      204
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous                                                                      3,887               12
       Emission Credits
       Loan Advance from a subsidiary - Sterling NRO                19,409,155               --
       Return of investment from SPCUS
       Rec'd in error and to be returned in Sep 01.                    328,947         (328,947)
       cash receipts re Inter company AR                                                827,114               --
       rec'd in error and to be returned in Nov 01.                                     234,658

   TOTAL OTHER RECEIPTS                                           $ 19,739,210      $   736,897       $      216
   18. OTHER DISBURSEMENTS:
       Workover Expense
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals               22,317,418          329,798           78,000
       cash disbursements re Inter company AP                                           663,621
       CIT revolver cash sweep                                                          155,838        2,582,642
       Capital contribution to SPCUS                                                     68,353
   TOTAL OTHER DISBURSEMENTS                                      $ 22,317,418      $ 1,217,610       $2,660,642



   OTHER CASH RECEIPTS AND                                      11/30/01              MONTH           FILING TO
   DISBURSEMENTS:                                                                                        DATE
--------------------------------------------------------------------------- -----------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                                                  $ 1,497
       401(k) Plan Refund                                                                                    --
       Cobra Insurance Payment                                             23                                --
       Miscellaneous                                                                                      3,922
       Emission Credits                                                                                      --
       Loan Advance from a subsidiary - Sterling NRO                                                 19,409,155
       Return of investment from SPCUS                              1,463,216                         1,463,216
       Rec'd in error and to be returned in Sep 01.                                                          --
       cash receipts re Inter company AR                            1,234,170                         2,061,284
       rec'd in error and to be returned in Nov 01.                                                     234,658

   TOTAL OTHER RECEIPTS                                            $2,697,409         $    --      $ 23,173,732
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                                      --
       Capital Expenditures                                                                                  --
       Interest Payment                                                                                      --
       Pre-petition checks voided in current period                                                          --
       Advance to Parent company - Sterling Chemicals               1,982,808                        24,708,024
       cash disbursements re Inter company AP                         454,578                         1,118,199
       CIT revolver cash sweep                                      1,153,246                         3,891,726
       Capital contribution to SPCUS                                                                     68,353
   TOTAL OTHER DISBURSEMENTS                                       $3,590,632         $    --      $ 29,786,302





    (1)Represents the period 7/17/01 through 8/31/01.



                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                           MONTH OF NOVEMBER 30, 2001

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking                       TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------                  ------------
BANK BALANCE                 $      1,000   $        100     $      1,870    $      2,970  $  (53,607)                 $    (50,637)
DEPOSIT IN TRANSIT                                                                             59,658                        59,658
OUTSTANDING CHECKS                                                     --              --          --                            --
ADJUSTED BANK BALANCE        $      1,000   $        100     $      1,870    $      2,970  $    6,051   $ --     $ --  $      9,021
BEGINNING CASH - PER BOOKS   $    323,171   $        100     $        795    $    324,065  $    5,426                  $    329,491
RECEIPTS                          701,298        129,779        2,697,387       3,528,463          23                  $  3,528,486
TRANSFERS BETWEEN ACCOUNTS                                        (60,000)        (60,000)    (60,000)                           --
(WITHDRAWAL)CONTRIBUTION-                                                                                                        --
BY INDIVIDUAL DEBTOR MFR-2                                                                                                       --
CHECKS/OTHER DISBURSEMENTS     (1,023,468)      (129,778)      (2,636,311)     (3,789,557)    (59,398)                 $ (3,848,955)
ENDING CASH - PER BOOKS      $      1,000   $        100     $      1,870    $      2,970  $    6,051   $ --     $ --  $      9,021

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION     8/31/2001 (1)      Sep-2001      Oct-2001     Nov-2001      Dec-2001        Jan-2002        FILING TO
        /COMP TYPE (2)                                                                                                        DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                               $      --        $      --     $      --    $      --     $      --       $      --       $      --
2.                                      --               --            --           --            --              --              --
3.                                      --               --            --           --            --              --              --
4.                                      --               --            --           --            --              --              --
5.                                      --               --            --           --            --              --              --
6.                                      --               --            --           --            --              --              --
7.                                      --               --            --           --            --              --              --
8.                                      --               --            --           --            --              --              --
9.                                      --               --            --           --            --              --              --
TOTAL INSIDERS (MOR-1)           $      --        $      --     $      --    $      --     $      --       $      --       $      --

      PROFESSIONALS            8/31/2001 (1)      Sep-2001      Oct-2001     Nov-2001      Dec-2001        Jan-2002        FILING TO
     NAME/ORDER DATE                                                                                                         DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                               $      --        $      --      $      --   $      --     $      --       $      --       $      --
2.                                      --               --             --          --            --              --              --
3.                                      --               --             --          --            --              --              --
4.                                      --               --             --          --            --              --              --
5.                                      --               --             --          --            --              --              --
6.                                      --               --             --          --            --              --              --
TOTAL PROFESSIONALS (MOR-1)      $      --        $      --      $      --   $      --     $      --       $      --       $      --


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9